                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):   AUGUST 24, 1998


                             HATHAWAY CORPORATION
              (Exact name of registrant as specified in Charter)



        COLORADO                        0-4041                 84-0518115

(State or other jurisdiction    (Commission File Number)     (IRS Employer
   of Incorporation)                                       Identification No.)



              8228 PARK MEADOWS DRIVE, LITTLETON, COLORADO 80124

                   (Address of Principal executive offices)



Registrant's telephone number, including area code:  (303) 799-8200

                      SECURITIES AND EXCHANGE COMMISSION

                                   FORM 8-K

                             HATHAWAY  CORPORATION


ITEM 5.   OTHER EVENTS

          Hathaway Corporation ("the Company") is filing this Form 8-K to announce that Mr. Richard D. Smith has been appointed to President and Chief Executive Officer effective August 13, 1998. Mr. Smith has been with the Company since 1983 and has been Executive Vice President since 1993 and a director since 1996. Mr. Eugene Prince is retiring from his employment with the Company effective August 31, 1998. He will remain as Chairman of the Board and be available to provide consulting services as needed.


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    HATHAWAY  CORPORATION


Date:  August 24, 1998              By: /s/ Richard D. Smith
       ---------------                 ----------------------
                                    President and CEO